UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2024

NBT BANCORP INC.
(Exact name of Registrant as Specified in Its Charter)

Delaware	000-14703	16-1268674
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 South Broad Street Norwich, New York	13815
(Address of principal executive offices)	(Zip code)

Registrant’s Telephone Number, Including Area Code: (607) 337-2265

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	NBTB	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

As previously disclosed, on September 9, 2024, Evans Bancorp, Inc. (“Evans”) and its wholly-owned subsidiary, Evans Bank, National Association (“Evans Bank”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with NBT Bancorp Inc. (“NBT”) and NBT Bank, National Association (“NBT Bank”), pursuant to which Evans will merge with and into NBT, with NBT as the surviving entity (the “Merger”).

In connection with the proposed Merger, NBT filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4, as amended, containing a prospectus of NBT, and Evans filed a definitive proxy statement with the SEC, each dated November 7, 2024 (collectively, the “proxy statement/prospectus”), which Evans first mailed to its shareholders on or about November 14, 2024.

Following the announcement of the Merger Agreement, between October 30, 2024 and December 9, 2024, Evans received a total of eight demand letters from counsel representing purported shareholders of Evans (collectively, the “Demand Letters”) and is aware of two complaints, James Jones v. Evans Bancorp, Inc. et al., Index No. 659506/2024, filed in the Supreme Court of New York, County of New York, on December 3, 2024, and Ryan Smith v. Evans Bancorp, Inc. et al., Index No. 659452/2024, filed in the Supreme Court of New York, County of New York, on December 5, 2024 (together, the “Complaints”). The Demand Letters and Complaints allege, among other things, that Evans and/or its directors caused a materially incomplete and misleading proxy statement relating to the Merger to be filed with the SEC in violation of Section 14(a) and Section 20(b) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder.

Evans and NBT believe that the allegations in the Demand Letters and the Complaints are without merit, that the disclosures in the proxy statement/prospectus comply fully with applicable laws, and that supplemental disclosures are not required or necessary under applicable laws. However, in order to avoid the risk that the Demand Letters and Complaints delay or otherwise adversely affect the Merger, and to avoid the cost and distraction of litigation, and without admitting any liability or wrongdoing, Evans and NBT are supplementing the proxy statement/prospectus as described in this Current Report on Form 8-K. Evans, NBT and their respective directors deny that they have violated any laws, negligently misrepresented or concealed any information, or breached any fiduciary duties. Nothing in this Current Report on Form 8-K shall be deemed an admission of the legal necessity or materiality under applicable laws of any of the disclosures set forth herein or in the proxy statement/prospectus. To the contrary, Evans, NBT and their respective directors specifically deny all allegations in the Demand Letters and the Complaints and that any additional disclosure in the proxy statement/prospectus was or is required.

Supplemental Disclosures to the Proxy Statement/Prospectus

The supplemental information contained in this Current Report on Form 8-K supplements the disclosures contained in the proxy statement/prospectus and should be read in conjunction with the proxy statement/prospectus, which should be read in its entirety. To the extent that information set forth herein differs from or updates information contained in the proxy statement/prospectus, the information contained herein supersedes the information contained in the proxy statement/prospectus. Defined terms used but not defined below have the meanings set forth in the proxy statement/prospectus. All page references in the information below are to pages in the proxy statement/prospectus. Paragraph references used herein refer to the proxy statement/prospectus before any additions or deletions resulting from the supplemental disclosures. The information contained herein speaks only as of December 13, 2024, unless the information indicates another date applies. Without admitting in any way that the disclosures below are material or otherwise required by law, rule or regulation, NBT and Evans make the following amended and supplemental disclosures to the proxy statement/prospectus:

1.          The disclosure under the heading “PROPOSAL 1 – The Merger — Opinion of Piper Sandler & Co., Financial Advisor to Evans — Comparable Company Analyses” is hereby amended by deleting the table of company names in the middle of page 42 (the Evans Peer Group) of the proxy statement/prospectus and replacing it with the following:

Financials as of June 30, 2024	Balance Sheet			Capital Position				LTM Profitability				Valuation as of September 6, 2024
Company	Assets ($M)	Loan / Deps. (%)	NPAs / Assets (%)	TCE / TA (%)	Lev. Ratio (%)	Total RBC Ratio (%)	CRE / Total RBC (%)	ROAA (%)	ROAE (%)	NIM (%)	Effic. Ratio (%)	Price /
												TBV (%)	LTM EPS (X)	2024E EPS (X)	Div. Yield (%)	Market Cap. ($M)

Citizens Financial Services, Inc.	2,948	99.2	0.60	6.94	8.07	11.66	305¹	0.92	8.9	3.16	62.7	126	9.1	9.8	3.7	249
Ponce Financial Group, Inc.	2,842	127.4	0.82¹	9.59	16.70¹	22.47¹	294¹	0.31	1.8	2.65	88.9	95	27.8	27.8	0.0	243
Chemung Financial Corporation	2,756	83.3	0.32	6.56	8.85	13.35	387	0.87	12.6	2.71	69.3	123	9.4	9.7	2.7	221
Unity Bancorp, Inc.	2,598	107.2	0.33	10.45	11.67	15.05	244¹	1.59	14.9	4.03	46.6	118	8.5	8.5	1.6	321
Citizens & Northern Corporation	2,593	91.9	0.76	8.21	9.85	15.49	257¹	0.93	9.2	3.32	69.7	137	12.1	11.2	5.8	286
Fidelity D & D Bancorp, Inc.	2,501	79.7	0.28	7.06	9.30	14.69	157¹	0.65	8.7	2.67	65.3	167	18.5	--	3.0	293
Orange County Bancorp, Inc.	2,481	78.8	0.64	6.92	10.04¹	15.09¹	398¹	1.41	21.9	3.82	56.1	181	8.9	9.3	1.6	309
ACNB Corporation	2,458	91.4	0.11	9.84	12.25	17.86	210¹	1.29	11.5	3.89	60.6	142	10.7	9.9	3.2	335
Capital Bancorp, Inc.	2,439	96.2	0.58	10.98	11.93	16.98	307¹	1.48	13.3	6.46	67.0	128	10.2	10.4	1.6	342
Meridian Corporation	2,352	103.8	1.68	6.62	9.33¹	--	278¹	0.47	6.7	3.16	75.7	83	12.2	9.2	4.3	127
Hanover Bancorp, Inc.	2,331	103.7	0.68	7.16	8.89¹	14.21¹	403¹	0.56	6.5	2.39	68.0	75	10.6	11.2	2.3	124
Norwood Financial Corp.	2,235	90.6	0.34	6.92	8.88	12.86	135¹	0.60	7.4	2.87	65.2	138	16.1	--	4.6	210
Penns Woods Bancorp, Inc.	2,235	113.2	0.24	8.14	8.69	10.80	253¹	0.77	9.2	2.72	69.0	90	9.3	--	5.9	163
ESSA Bancorp, Inc.	2,234	110.9	0.56	9.54	9.79	13.99	283¹	0.79	7.8	2.85	68.6	87	10.0	10.0	3.4	172
Franklin Financial Services Corporation	2,039	83.1	0.04	6.29	8.38	14.66	320¹	0.72	10.8	3.09	72.5	111	10.4	--	4.0	142
Parke Bancorp, Inc.	2,027	120.6	0.42	14.43	15.86	--	179¹	1.11	7.6	3.09	37.4	81	11.1	--	3.6	238
Princeton Bancorp, Inc.	1,984	92.6	0.16	11.90	12.12	14.66	426¹	1.15	9.5	3.59	62.8	96	10.2	12.0	3.3	225
Northeast Community Bancorp, Inc.	1,930	109.2	0.30	15.54	14.37¹	13.66¹	578¹	2.70	17.0	5.99	35.6	104	6.4	7.6	1.8	260
First United Corporation	1,869	92.6	0.66	8.20	11.69	15.75	183	0.76	9.3	3.22	63.4	122	12.8	9.6	2.8	185
Esquire Financial Holdings, Inc.	1,716	84.8	0.64¹	12.67	12.53¹	16.14¹	199¹	2.62	20.6	6.15	49.1	227	12.4	11.6	1.0	465
CB Financial Services, Inc.	1,560	79.9	0.13	8.57	9.98¹	15.61¹	245¹	1.56	17.5	3.21	69.5	104	6.1	12.2	3.7	138
Pathfinder Bancorp, Inc.	1,446	80.7	1.70	8.24	10.30¹	16.04¹	175¹	0.63	7.5	2.83	69.2	82	11.3	--	2.4	98

¹ Bank level call report data shown as of June 30, 2024
Note: Institutions not shown pro forma for pending or recently closed acquisitions or divestures

2.          The disclosure under the heading “PROPOSAL 1 – The Merger — Opinion of Piper Sandler & Co., Financial Advisor to Evans — Comparable Company Analyses” is hereby amended by deleting the table of company names in the middle of page 43 (the NBT Peer Group) of the proxy statement/prospectus and replacing it with the following:

Financials as of June 30, 2024	Balance Sheet			Capital Position				LTM Profitability				Valuation as of September 6, 2024
Company	Assets ($M)	Loan / Deps. (%)	NPAs / Assets (%)	TCE / TA (%)	Lev. Ratio (%)	Total RBC Ratio (%)	CRE / Total RBC (%)	ROAA (%)	ROAE (%)	NIM (%)	Effic. Ratio (%)	Price /
												TBV (%)	LTM EPS (X)	2024E EPS (X)	Div. Yield (%)	Market Cap. ($M)

Seacoast Banking Corp. of Florida	14,953	82.9	0.45	9.29¹	11.07	16.20	222	0.79	5.6	3.34	60.5	171	19.0	18.3	2.7	2,237
Enterprise Financial Services Corp	14,616	89.6	0.32	9.18	11.10	14.60	210	1.22	10.3	4.23	56.8	144	11.0	10.9	2.1	1,883
Northwest Bancshares, Inc.	14,386	93.9	0.71	8.37	10.65	16.67	127	0.71	6.7	3.18	64.6	144	16.4	13.0	6.0	1,693
First Financial Bankshares, Inc.	13,164	65.9	0.46	9.38	12.40	19.55	102	1.55	14.4	3.35	47.5	417	25.0	23.2	2.0	4,995
BancFirst Corporation	12,737	73.1	0.58	10.49	11.10	17.22	171	1.63	14.2	3.73	53.0	254	16.9	16.6	1.8	3,342
FB Financial Corporation	12,535	88.9	0.50	10.18	11.72	15.14	229	0.93	8.2	3.47	62.0	170	18.4	14.0	1.5	2,126
First Bancorp	12,061	76.9	0.28	7.78	11.24	16.24	267	0.94	8.5	2.88	58.9	187	14.8	15.0	2.1	1,689
First Busey Corporation	11,971	80.2	0.31¹	8.29	10.69	17.50	184	0.90	8.8	2.84	62.0	153	13.5	12.6	3.6	1,478
Live Oak Bancshares, Inc.	11,869	85.7	0.34	7.64¹	8.71	13.11	169	0.98	12.3	3.33	64.7	195	17.1	19.5	0.3	1,873
First Commonwealth Financial Corp.	11,627	95.6	0.51	8.70	10.20	14.19	219	1.38	12.3	3.63	53.7	173	10.7	11.4	3.1	1,688
Stellar Bancorp, Inc.	10,724	88.4	0.50	9.53	10.93	15.34	253	1.07	7.6	4.33	58.2	145	12.2	12.9	2.0	1,400

¹ Bank level call report data shown as of June 30, 2024
Note: Institutions not shown pro forma for pending or recently closed acquisitions or divestures

3.          The disclosure under the heading “PROPOSAL 1 – The Merger — Opinion of Piper Sandler & Co., Financial Advisor to Evans — Analysis of Precedent Transactions” is hereby amended by deleting the table of Acquiror and Target names at the top of page 44 (the Nationwide Precedent Transactions group) of the proxy statement/prospectus and replacing it with the following:
Acquiror	Target	Annc. Date	Transaction Information						Seller Information
			Deal Value ($M)	Price /			Core Dep. Prem. (%)	1-Day Market Prem. (%)	Total Assets ($M)	TCE / TA (%)	LTM ROAA (%)	LTM ROAE (%)	LTM Effic. Ratio (%)	NPAs / Assets (%)
				LTM EPS (x)	Est. EPS (x)	TBV (%)

ConnectOne Bancorp Inc.	The Frst of Long Island Corp.	9/5/24	281	12.7	14.8	74	(3.1)	(0.8)	4,209	8.9	0.52	6.0	70.5	0.06
German American Bancorp Inc.	Heartland BancCorp	7/29/24	347	16.4	17.6	218	15.6	--	1,877	8.1	1.10	13.0	63.8	0.07
ChoiceOne Financial Services	Fentura Financial Inc.	7/25/24	180	14.5	--	135	--	--	1,757	7.7	0.70	8.9	72.8	0.56
West Coast Community Bancorp	1st Capital Bancorp	5/20/24	60	17.7	--	93	(0.6)	--	1,015	6.4	0.35	5.7	72.0	--
Alerus Financial Corp.	HMN Financial Inc.	5/15/24	115	20.1	--	107	0.8	32.6	1,151	9.4	0.50	4.7	77.8	--
United Bankshares Inc.	Piedmont Bancorp Inc.	5/10/24	270	9.8	--	155	8.4	--	2,080	9.8	1.43	13.6	51.1	0.00
Hope Bancorp, Inc.	Territorial Bancorp Inc.	4/29/24	79	15.5	NM	31	(14.2)	24.8	2,237	11.2	0.23	2.0	84.8	0.10
Wintrust Financial Corp.	Macatawa Bank Corp.	4/15/24	512	12.4	12.0	174	--	54.9	2,615	11.2	1.53	15.0	50.6	0.00
Old National Bancorp	CapStar Finl Hldgs Inc	10/26/23	319	9.8	11.0	106	--	3.1	3,265	9.3	1.06	9.6	61.1	0.20
Central Valley Community Bncp	Community West Bancshares	10/10/23	100	8.7	11.4	88	(1.4)	(12.3)	1,131	10.0	1.05	10.2	68.1	0.09
Peoples Financial Services	FNCB Bancorp Inc.	9/27/23	128	8.0	--	102	--	5.3	1,862	6.7	0.91	13.0	60.2	0.29
Atlantic Union Bkshs Corp.	American National Bankshares	7/25/23	444	13.2	14.7	185	8.4	32.2	3,113	7.9	1.09	10.3	58.1	0.04
First Mid Bancshares	Blackhawk Bancorp Inc.	3/21/23	90	6.6	--	138	2.2	--	1,322	4.9	1.01	16.2	68.9	0.36
United Community Banks Inc.	First Miami Bancorp Inc.	2/13/23	114	14.7	--	159	--	--	1,031	--	--	--	--	--

Note: “NM” denoted “Not Meaningful” for an earnings multiple less than 0.0x or greater than 30.0x

4.            The disclosure under the heading “PROPOSAL 1 – The Merger — Opinion of Piper Sandler & Co., Financial Advisor to Evans — Net Present Value Analyses” is hereby supplemented by adding the following to the first paragraph thereunder as a new third sentence following the number 140% at the bottom of page 44 of the proxy statement/prospectus:

Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to Evans.

5.           The disclosure under the heading “PROPOSAL 1 – The Merger — Opinion of Piper Sandler & Co., Financial Advisor to Evans — Net Present Value Analyses” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) in the middle of page 45 of the proxy statement/prospectus:

The following table describes the discount rate calculation for Evans common stock prepared by Piper Sandler. In its normal course of business, Piper Sandler employs the Kroll Cost of Capital Navigator in determining an appropriate discount rate.  The discount rate for Evans common stock equals the sum of the risk-free rate, the equity risk premium, the size premium and the industry premium.

Calculation of Evans Discount Rate
Risk-free rate	4.11%
Equity risk premium	5.00%
Size premium	2.91%
Industry Premium	(1.15)%
Calculated discount rate	10.87%

6.           The disclosure under the heading “PROPOSAL 1 – The Merger — Opinion of Piper Sandler & Co., Financial Advisor to Evans — Net Present Value Analyses” is hereby supplemented by adding the following to the paragraph at the bottom of page 45 of the proxy statement/prospectus as a new third sentence following the number 225%:

Piper Sandler selected these price to earnings and tangible book value multiples based on Piper Sandler’s review of, among other matters, the trading multiples of selected companies that Piper Sandler deemed to be comparable to NBT.

7.           The disclosure under the heading “PROPOSAL 1 – The Merger — Opinion of Piper Sandler & Co., Financial Advisor to Evans — Net Present Value Analyses” is hereby supplemented by adding the following table after the Earnings Per Share Multiples chart (Annual Estimate Variance) in the middle of page 46 of the proxy statement/prospectus:

The following table describes the discount rate calculation for NBT common stock prepared by Piper Sandler. In its normal course of business, Piper Sandler employs the Kroll Cost of Capital Navigator in determining an appropriate discount rate.  The discount rate for NBT common stock equals the sum of the risk-free rate plus the product of the 2-year beta for NBT common stock and the equity risk premium, plus the size premium.

Calculation of NBT Discount Rate
Risk-free rate	4.11%
Equity risk premium	5.00%
Size premium	1.24%
2-year beta	70.4%
Calculated discount rate	8.87%

Important Additional Information and Where to Find It

In connection with the proposed Merger, NBT filed with the SEC a Registration Statement on Form S-4, as amended, that includes a proxy statement of Evans and that also constitutes a prospectus of NBT. Evans filed the definitive proxy statement/prospectus with the SEC on November 7, 2024. The definitive proxy statement/prospectus was mailed to the shareholders of Evans on or about November 14, 2024. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS AND ANY AMENDMENTS OR SUPPLEMENTS TO SUCH MATERIALS IN THEIR ENTIRETY, BECAUSE THESE MATERIALS CONTAIN (OR WILL CONTAIN) IMPORTANT INFORMATION ABOUT EVANS, NBT AND THE PROPOSED MERGER.  You may obtain a free copy of the registration statement, including the proxy statement/prospectus and other relevant documents filed by Evans and NBT with the SEC, without charge, at the SEC’s website at www.sec.gov. Copies of the documents filed by Evans with the SEC are available free of charge on Evans’s website at evansbancorp.q4ir.com or by directing a request to Evans Bancorp, Inc., 6460 Main Street, Williamsville, NY 14221, attention: Secretary, telephone (716) 926-2000. Copies of the documents filed by NBT with the SEC are available free of charge on NBT’s website at www.nbtbancorp.com or by directing a request to NBT Bancorp Inc., 52 South Broad Street, Norwich, NY 13815, attention: Corporate Secretary, telephone (607) 337-6141. The web addresses of the SEC, NBT and Evans are included as inactive textual references only. Except as specifically incorporated by reference into the proxy statement/prospectus, information on those websites is not part of this proxy statement/prospectus.

No Offer

This report does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Participants in Solicitation

Evans and NBT and their respective directors and executive officers and other members of their management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. You can find information about Evans’s executive officers and directors in Evans’s definitive proxy statement filed with the SEC on March 25, 2024. You can find information about NBT’s executive officers and directors in NBT’s definitive proxy statement filed with the SEC on April 5, 2024. Additional information regarding the interests of such potential participants is included in the proxy statement/prospectus filed with the SEC on November 7, 2024 and other relevant documents filed with the SEC. You may obtain free copies of these documents from Evans or NBT using the sources indicated above.

Forward Looking Statements

This report contains forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements about Evans and NBT and their industry involve substantial risks and uncertainties. Statements other than statements of current or historical fact, including statements regarding Evans’s or NBT’s business combination, future financial condition, results of operations, business plans, liquidity, cash flows, projected costs, and the impact of any laws or regulations applicable to Evans or NBT, are forward-looking statements. Words such as “anticipates,” “believes,” “estimates,” “expects,” “forecasts,” “intends,” “plans,” “projects,” “may,” “will,” “should” and other similar expressions are intended to identify these forward-looking statements. Such statements are subject to factors that could cause actual results to differ materially from anticipated results.

Among the risks and uncertainties that could cause actual results to differ from those described in the forward-looking statements include, but are not limited to the following: (1) the businesses of Evans and NBT may not be combined successfully, or such combination may take longer to accomplish than expected; (2) the cost savings from the merger may not be fully realized or may take longer to realize than expected; (3) operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; (4) governmental approvals of the merger may not be obtained, or adverse regulatory conditions may be imposed in connection with governmental approvals of the merger; (5) the shareholders of Evans may fail to approve the merger; (6) the possibility that the merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (7) diversion of management’s attention from ongoing business operations and opportunities; (8) the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in the merger within the expected timeframes or at all and to successfully integrate Evans’s operations and those of NBT; (9) such integration may be more difficult, time consuming or costly than expected; (10) revenues following the proposed transaction may be lower than expected; (11) Evans’s and NBT’s success in executing their respective business plans and strategies and managing the risks involved in the foregoing; (12) the dilution caused by NBT’s issuance of additional shares of its capital stock in connection with the proposed transaction; (13) changes in general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; and (14) legislative and regulatory changes. Further information about these and other relevant risks and uncertainties may be found in Evans’s definitive proxy statement/prospectus filed with the SEC on November 7, 2024, Evans’s and NBT’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2023, and in subsequent filings with the SEC.

Forward-looking statements speak only as of the date they are made. Evans and NBT do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. You are cautioned not to place undue reliance on these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NBT Bancorp Inc.

December 13, 2024	By:	/s/ Annette L. Burns
Annette L. Burns
Executive Vice President and Chief Financial Officer